UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 25, 2003

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-102282-01               48-1195807
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

   8140 Ward Parkway, Suite 300
       Kansas City, Missouri                                       64114
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (816) 237-7000

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Novastar Mortgage Funding Trust, Series 2003-1. pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, Wachovia Bank, National Association, as custodian and JPMorgan Chase Bank, as trustee.

     On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on September 25, 2003 as Exhibit 99.1.

NOVASTAR MORTGAGE FUNDING CORPORATION
Novastar  Mortgage  Funding  Trust,  Series  2003-1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 2, 2003

                              JPMORGAN CHASE BANK,

                              By: /s/   Jennifer McCourt
                                 -----------------------------
                                 Jennifer McCourt
                                 Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1
                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2003-1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1       844,793,000.00    792,179,180.20   17,556,941.07   1,016,409.90    18,573,350.97    0.00         0.00      774,622,239.13
A_2       292,707,000.00    263,984,539.80   11,328,990.68     340,980.03    11,669,970.71    0.00         0.00      252,655,549.12
M_1        50,050,000.00     50,050,000.00            0.00      88,783.14        88,783.14    0.00         0.00       50,050,000.00
M_2        39,000,000.00     39,000,000.00            0.00     104,444.17       104,444.17    0.00         0.00       39,000,000.00
M_3        31,200,000.00     31,200,000.00            0.00     137,288.67       137,288.67    0.00         0.00       31,200,000.00
P                 100.00            100.00            0.00     442,908.49       442,908.49    0.00         0.00              100.00
R                   0.00              0.00            0.00     728,702.27       728,702.27    0.00         0.00                0.00
TOTALS  1,257,750,100.00  1,176,413,820.00   28,885,931.75   2,859,516.67    31,745,448.42    0.00         0.00    1,147,527,888.25

AIO     1,300,000,000.00  1,221,913,820.00            0.00   3,466,073.48     3,466,073.48    0.00            0.00 1,193,027,888.25
O          42,249,900.00     45,500,000.00            0.00           0.00             0.00    0.00            0.00    45,500,000.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
----------------------------------------------------------------------------------------------------------------------------------
A_1     66987XCD5        937.71986771    20.78253616        1.20314669      21.98568285    916.93733155     A_1        1.490000 %
A_2     66987XCE3        901.87299860    38.70420140        1.16491929      39.86912069    863.16879719     A_2        1.500000 %
M_1     66987XCF0      1,000.00000000     0.00000000        1.77388891       1.77388891  1,000.00000000     M_1        2.060000 %
M_2     66987XCG8      1,000.00000000     0.00000000        2.67805564       2.67805564  1,000.00000000     M_2        3.110000 %
M_3     66987XCH6      1,000.00000000     0.00000000        4.40027788       4.40027788  1,000.00000000     M_3        5.110000 %
P       66987XCK9      1,000.00000000     0.00000000  4,429,084.900000 4,429,084.900000  1,000.00000000     P          0.000000 %
TOTALS                   935.33192325    22.96635218        2.27351735      25.23986953    912.36557107

AIO     66987XCJ2        939.93370769     0.00000000        2.66621037       2.66621037    917.71376019     AIO        3.294109 %
O       N/A            1,076.92562586     0.00000000        0.00000000       0.00000000  1,076.92562586     O          0.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Elizabeth T. Smalls
              JPMorgan Chase Bank - Structured Finance Services NY
                       4 NY PLAZA FLR 6, ITS SFS NY ABS,
                            New York, New York 10004
                              Tel: (212) 623-5437
                       Email: ELIZABETH.SMALLS@CHASE.COM



                       REMIC Available Funds - Group I                                                  22,937,050.28
                      REMIC Available Funds - Group II                                                 13,169,878.43

Sec. 4.03(a)(i)       Distributions of Principal

                                            Class A-1                                                  17,556,941.07
                                            Class A-2                                                  11,328,990.68
                                            Class M-1                                                           0.00
                                            Class M-2                                                           0.00
                                            Class M-3                                                           0.00
                                            Class P                                                             0.00

Sec. 4.03(a)(ii)      Distributions of Interest

                                            Class A-1                                                   1,016,409.90
                                            Class A-2                                                     340,980.03
                                            Class M-1                                                      88,783.14
                                            Class M-2                                                     104,444.17
                                            Class M-3                                                     137,288.67
                                            Class AIO                                                   3,466,073.48
                                            Class O                                                             0.00
                                            Class P - Prepay Penalty                                      442,908.49

Sec. 4.03(a)(iii)     Pool Balances

                                            Group I Beginning Pool Balance                            914,838,615.50
                                            Group I Ending Pool Balance                               897,281,674.43
                                            Group II Beginning Pool Balance                           307,075,204.50
                                            Group II Ending Pool Balance                              295,746,213.82
                                            Total Beginning Pool Balance                            1,221,913,820.00
                                            Total Ending Pool Balance                               1,193,027,888.25

Sec. 4.03(a)(iv)      Mortgage Loan Information as of Determination Date

                                            Number of Mortgage Loans                                           8,788
                                            Aggregate Principal Balance of Mortgage Loans           1,193,027,888.25
                                            Beginning Weighted Average Mortgage Rate                        7.7267 %
                                            Number of Subsequent Mortgage Loans Added during Prepayment Period               0
                                            Balance of Subsequent Mortgage Loans Added during Prepayment Period           0.00
                                            Balance of Pre-Funding Account                                                0.00

Section 4.03(a)(v) A  Group I and Group II Loans Delinquent
                                             Group 1
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     35             4,092,302.76                  0.46 %
                                            60-89 days                     12             1,525,244.30                  0.17 %
                                            90+days                        27             3,075,715.10                  0.34 %
                                            Total                      74                 8,693,262.16                  0.97 %
                                             Group 2
                                                                                       Principal
                                             Period                Number                Balance              Percentage
                                            30-59 days                     10               972,001.15                  0.33 %
                                            60-89 days                      6             1,187,500.01                  0.40 %
                                            90+days                         8               867,573.47                  0.29 %
                                             Total                         24             3,027,074.63                  1.02 %

Sec. 4.03 (a)(v) B    Group I and Group II Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                      78           10,100,312.13                  1.13 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                      24            3,092,186.69                  1.05 %

Sec. 4.03(a)(v) C     Group I and Group II Loans in REO
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                      13            1,362,891.37                  0.15 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       4              190,252.42                  0.06 %

Sec. 4.03(a)(vi)      Principal Prepayments

                                            Group I Prepayments                                                16,671,267.98
                                            Group II Prepayments                                               10,957,396.66

Sec. 4.03 (a)(vii)    Realized Losses

                                            Group I Current Period Realized Losses                                      0.00
                                            Group I Cumulative Realized Losses                                     34,650.76
                                            Group II Current Period Realized Losses                                     0.00
                                            Group II Cumulative Realized Losses                                     8,412.31

Sec. 4.03 (a)(ix)     Unpaid Interest Shortfall Amounts

                                            Unpaid Interest Shortfall - A-1                                             0.00
                                            Unpaid Interest Shortfall - A-2                                             0.00
                                            Unpaid Interest Shortfall - M-1                                             0.00
                                            Unpaid Interest Shortfall - M-2                                             0.00
                                            Unpaid Interest Shortfall - M-3                                             0.00
                                            Unpaid Interest Shortfall - AIO                                             0.00

Sec. 4.03 (a)(x)      Prepayment Interest Shortfalls not covered by the Servicer                                        0.00

Sec. 4.03 (a)(xi)     Credit Enhancement Percentage                                                                  13.56 %

Sec. 4.03 (a)(xii)    Available Funds Cap Carryforward Amount

                                            Available Funds Cap Carryforward Amount - A-1                               0.00
                                            Available Funds Cap Carryforward Amount - A-2                               0.00
                                            Available Funds Cap Carryforward Amount - M-1                               0.00
                                            Available Funds Cap Carryforward Amount - M-2                               0.00
                                            Available Funds Cap Carryforward Amount - M-3                               0.00
                                            Remaining Available Funds Cap Carryforward Amount - A-1                     0.00
                                            Remaining Available Funds Cap Carryforward Amount - A-2                     0.00
                                            Remaining Available Funds Cap Carryforward Amount - M-1                     0.00
                                            Remaining Available Funds Cap Carryforward Amount - M-2                     0.00
                                            Remaining Available Funds Cap Carryforward Amount - M-3                     0.00


Sec. 4.03 (a)(xiii)   REMIC Pass-Through Rates

                                            REMIC Pass-Through Rate - A-1                                           1.4900 %
                                            REMIC Pass-Through Rate - A-2                                           1.5000 %
                                            REMIC Pass-Through Rate - M-1                                           2.0600 %
                                            REMIC Pass-Through Rate - M-2                                           3.1100 %
                                            REMIC Pass-Through Rate - M-3                                           5.1100 %
                                            REMIC Pass-Through Rate - AIO                                           3.2941 %
                                            Next REMIC Pass-Through Rate - A-1                                      0.3800 %
                                            Next REMIC Pass-Through Rate - A-2                                      0.3900 %
                                            Next REMIC Pass-Through Rate - M-1                                      0.9500 %
                                            Next REMIC Pass-Through Rate - M-2                                      2.0000 %
                                            Next REMIC Pass-Through Rate - M-3                                      4.0000 %

Sec. 4.03 (a)(xiv)    Supplemental Interest Payment

                                            Supplemental Interest Payment - A-1                                         0.00
                                            Supplemental Interest Payment - A-2                                         0.00
                                            Supplemental Interest Payment - M-1                                         0.00
                                            Supplemental Interest Payment - M-2                                         0.00
                                            Supplemental Interest Payment - M-3                                         0.00

Sec. 4.03 (a)(xv)     Swap Notional Amount and the Underwritten Certificates Principal Balance

                                            Underwritten Certificates Principal Balance                     1,147,527,888.25
                                            Swap Notional Amount                                              800,000,000.00
                                            Difference                                                        347,527,888.25
                                            Funds paid to Swap Counterparty                                       890,052.09

Sec. 4.03 (a)(xvi)    Overcollateralization Amounts

                                            Required Overcollateralization Amount                              45,500,000.00
                                            Overcollateralization Amount                                       45,500,000.00

Sec. 4.03 (a)(xvi)    Excess Cashflow                                                                             728,702.27

